UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2004

Date of Report (Date of earliest event reported)

FEI COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 726-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report

Item  7.

Financial Statements and Exhibits

(c)	Exhibits.

99.1 Press Release issued by FEI Company dated February 4, 2004

Item 12.	Results of Operations and Financial Condition

On February 4, 2004, FEI Company issued a press release announcing results for the quarter ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: February 4, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by FEI Company dated February 4, 2004